Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
21Shares 2x Long Dogecoin ETF (TXXD)
21Shares 2x Long Sui ETF (TXXS)

each a series of Listed Funds Trust

Supplement dated January 30, 2026
to the Summary Prospectuses, Prospectus and Statement of Additional Information (“SAI”)
dated November 18, 2025, as supplemented

Mr. Spencer Kristiansen, a Portfolio Manager for the Funds, has resigned from Teucrium Investment Advisors, LLC, effective January 30, 2026. Accordingly, all references to Mr. Kristiansen as a Portfolio Manager in the Funds’ Prospectus, Summary Prospectuses and SAI are hereby deleted. Messrs. Harris, Haugens, Small, Valencia and Haj Ali will continue to serve as Portfolio Managers of the Funds.

Please retain this supplement with your Prospectus, Summary Prospectus and SAI